JOINDER AGREEMENT

                  This Joinder Agreement (the "JOINDER") is entered into as of June 23, 2000 by and among GENE FUND, LP, KENSON VENTURE, LLC AND VITALBIO HOLDINGS, INC. (the "NEW NON-PREFERRED HOLDERS") and INFORMAX, INC., a Delaware corporation (the "COMPANY").

                  WHEREAS, the non-preferred holders of the Company who are listed on the signature pages of the Non-Preferred Holder Rights Agreement (collectively, the "NON-PREFERRED HOLDERS") and the Company, are parties to that certain Non-Preferred Holder Rights Agreement dated March 29, 2000 (the "NON-PREFERRED AGREEMENT");

                  WHEREAS, pursuant to a Stock Purchase Agreement dated June 23, 2000 by and between the New Non-Preferred Holder and the Company, the New Non-Preferred Holders acquired shares of non-voting common stock of the Company (the "STOCK PURCHASE Agreement"); and

                  WHEREAS, a condition to the obligations of the parties under the Stock Purchase Agreement is that the New Non-Preferred Holders become parties to the Non-Preferred Agreement concurrently with the execution and delivery of the Stock Purchase Agreement.

                  NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the New Non-Preferred Holders and the Company hereby agree as follows:

                  1. Each of the New Non-Preferred Holders is hereby made a party to the Non-Preferred Agreement as a "Non-Preferred Holder" in accordance with Section 4.11 thereunder, and each of the New Non-Preferred Holders hereby agrees severally but not jointly to be bound by all the terms and conditions of the Non-Preferred Agreement as a "Non-Preferred Holder" thereunder. The terms and conditions of the Non-Preferred Agreement shall apply to the shares of common stock acquired pursuant to the Stock Purchase Agreement.

                  2. Each of the New Non-Preferred Holders represents and warrants individually to the Company and the other Non-Preferred Holders that the New Non-Preferred Holder: (a) has reviewed the Joinder and the Non-Preferred Agreement (as attached hereto) in their entireties, and fully understands all provisions of the Joinder and the Non-Preferred Agreement, and (b) in accordance with the terms of the Non-Preferred Agreement the New Non-Preferred Holder has become a Non-Preferred Holder under the Non-Preferred Agreement and is bound by all the terms and conditions of the Non-Preferred Agreement with the same effect as though the New Non-Preferred Holder was a subscribing party to the Non-Preferred Agreement.

                  3.  All   references   in  the   Non-Preferred   Agreement  to
"Non-Preferred Holder" or "Non-Preferred Holders" shall be deemed to include the New Non-Preferred Holders.

                  4. All of the terms and conditions of the Non-Preferred Agreement are unmodified and shall continue in full force and effect and shall be binding upon the parties hereto and their respective assigns in accordance with the terms thereof.

                  5. This Joinder may be executed (including by facsimile) in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

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



                  IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

                                     COMPANY

                                     INFORMAX, INC.

                                     By: /s/ ALEX TITOMIROV
                                         -------------------------------------
                                         Name:  Alex Titomirov
                                         Title: Chairman/CEO

                                     NEW NONPREFERRED HOLDERS

                                     GENE FUND, LP

                                     By: /s/ WILLIAM F. SNIDER
                                         -------------------------------------
                                         Name:  William F. Snider
                                         Title: General Partner

                                     KENSON VENTURE, LLC

                                     By:  /s/   Kenneth Fong
                                         ------------------------------------
                                         Name:  Kenneth Fong
                                         Title: Chairman

                                     VITALBIO HOLDINGS, INC.

                                     By: /s/ ROBERT P. CARTER
                                         -------------------------------------
                                         Name:  Robert P. Carter
                                         Title: V.P.

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